COMMON STOCK PURCHASE WARRANT A-100

VOID AFTER 5:00 P.M., EASTERN TIME ON APRIL 25, 2012

For the Purchase of up to 400,000,000 Shares of
Common Stock, Par Value $0.001 of

TACTICAL AIR DEFENSE SERVICES, INC.
A Nevada corporation

THIS CERTIFIES THAT, for value received, Cornucopia, Ltd., a Turks and Caicos International Business Corporation (the “Holder”), as registered owner of this Common Stock Purchase Warrant A-100 (the “Warrant”), is entitled to, at any time at or before the Expiration Date (as defined below), but not thereafter, to subscribe for, purchase and receive up to 533,333,333 common shares of the fully paid and non-assessable shares of common stock (the “Common Stock”) of Tactical Air Defense Services, Inc., a Nevada corporation (the “Company”), at a purchase price of $0.00075 per share (the “Exercise Price”), upon presentation and surrender of this Warrant and upon payment by cashier’s check or wire transfer of the Exercise Price for such Common Stock to the Company at the principal office of the Company; provided, however, the rights granted by this Warrant shall be adjusted as herein specified.

STATEMENT OF RIGHTS OF WARRANT HOLDER

1.           Expiration Date.                                The term Expiration Date (the “Expiration Date”) means the earliest of (i) April 25, 2012, (ii) immediately prior to the sale of all of substantially all of the Company’s assets, or (iii) immediately prior to a merger or consolidation in which more than 50% of the total Company outstanding securities are transferred to a person or persons different from the persons holding those securities immediately prior to such transaction; provided, that the Company shall give notice to the Holder at least 10 days prior to the events set forth in clauses (ii) and (iii) above.

2.          Exercise of Warrant. This Warrant may be exercised in whole or in part at any time at or before the Expiration Date by presentation and surrender hereof to the Company, with the Exercise Form annexed hereto as Exhibit A, duly executed and accompanied by payment by cashier’s check or wire transfer of the Exercise Price, for the number of shares specified in such form. If this Warrant should be exercised in part only, the Company shall, upon surrender of this Warrant for cancellation, execute and deliver a new Warrant evidencing the right of the Holder to purchase the balance of the shares purchasable hereunder. Upon receipt by the Company of this Warrant and the Exercise Price at the office or agency of the Company, in proper form for exercise, the Holder shall be deemed to be the holder of record of the common stock issuable upon such exercise, notwithstanding that the stock transfer books of the Company shall then be closed or that certificates representing such common stock shall not then be actually delivered to the Holder.

3.           Adjustment of Exercise Price and Number of Warrant Shares.

(a)           Stock Splits, Etc. The number and kind of securities purchasable upon the exercise of this Warrant (the “Warrant Shares”) and the Exercise Price shall be subject to adjustment from time to time upon the happening of any of the following. In case the Company shall: (i) subdivide its outstanding shares of Common Stock into a greater number of shares of Common Stock or (ii) combine its outstanding shares of Common Stock into a smaller number of shares of  Common Stock, then the number of Warrant Shares purchasable upon exercise of this Warrant immediately prior thereto shall be adjusted so that  the holder of this Warrant shall be entitled to receive the kind and number of Warrant Shares or other securities of the Company which they would have owned or have been entitled to receive had such Warrant been exercised in advance thereof. Upon each such adjustment of the kind and number of Warrant Shares or other securities of the Company which are purchasable hereunder, the holder of this Warrant shall thereafter be entitled to purchase the number of Warrant Shares or securities resulting from such adjustment at an Exercise Price per Warrant Share or other security obtained by multiplying the Exercise Price in effect immediately prior to such adjustment by the number of Warrant Shares purchasable pursuant hereto immediately prior to such adjustment and dividing by the number of Warrant Shares or other securities of the Company resulting from such adjustment. An adjustment made pursuant to this paragraph shall become effective immediately after the effective date of such event retroactive to the record date, if any, for such event.

(b)           Reorganization, Reclassification, Merger, Consolidation or Disposition of Assets. In case the Company shall reorganize its capital, reclassify its capital stock, consolidate or merge with or into another corporation (where the Company is not the surviving corporation or where there is a change in or distribution with respect to the Common Stock of the Company), or sell, transfer or otherwise dispose of all or substantially all its property, assets, or business to another corporation and, pursuant to the terms of such reorganization, reclassification, merger, consolidation or disposition of assets, shares of common stock of the successor of acquiring corporation, or any cash, shares of stock or other securities or property of any nature whatsoever (including warrants or other subscription or purchase rights) in addition to or in lieu of common stock of the successor or acquiring corporation ( “Other Property”), are to be received by or distributed to the holders of Common Stock of the Company, then Holder shall have the right thereafter to receive, upon exercise of this warrant, the number of shares of common stock of the successor or acquiring corporation or of the Company, if it is  the surviving corporation, and Other Property receivable upon or as a result of such reorganization, reclassification, merger, consolidation or disposition of assets by a holder of the number of shares of Common Stock for which this Warrant is exercisable immediately prior to such event.  In case of any such reorganization, reclassification , merger, consolidation or disposition of assets, the successor or acquiring corporation (if other than the Company) shall expressly assume  the due and punctual observance and performance of each and every covenant and condition of this Warrant to be performed and observed by the Company and all the obligations and liabilities hereunder, subject to such modifications as may be deemed appropriate (as determined in good faith by resolution of the Board of Directors of the Company) in order to provide for adjustments of shares of Common Stock for which this Warrant is exercisable which shall be as nearly equivalent as practicable to the adjustments provided for in this Section.

4.          Rights of the Holder. The Holder shall not be entitled to any rights of a shareholder in the Company, including but not limited to voting right of the Warrant Shares, either at law or equity, prior to the exercise thereof, and the rights of the Holder are limited to those expressed in the Warrant and are not enforceable against the Company except to the extent set forth herein.

5.          Restrictions on Transfer. The Holder of this Warrant, by acceptance thereof; agrees that, absent an effective registration statement, under the Securities Act of 1933 (the “Act”), covering the disposition of this Warrant or the Common Stock issued or issuable upon exercise hereof, such Holder will not sell or transfer any or all of this Warrant or such Common Stock without first providing the Company’s transfer agent with an opinion of Company counsel to the effect that such sale or transfer will be exempt from the registration and prospectus delivery requirements of the Act. The certificates evidencing the Warrant and Common Stock which will be delivered to such Holder by the Company shall bear substantially the following legend:

THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND HAVE BEEN ISSUED IN RELIANCE UPON AN EXEMPTION FROM THE REQUIREMENTS FOR SUCH REGISTRATION FOR NONPUBLIC OFFERINGS. ACCORDINGLY, THE SALE, TRANSFER. PLEDGE, HYPOTHECATION OR OTHER DISPOSITION OF THE SECURITIES EVIDENCED HEREBY OR ANY PORTION THEREOF OR INTEREST THEREIN MAY NOT BE ACCOMPLISHED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER THAT ACT OR AN OPINION OF COUNSEL SATISFACTORY TO TACTICAL AIR DEFENSE SERVICES, INC. THAT SUCH REGISTRATION IS NOT REQUIRED.

Each Holder of this Warrant, at the time all or a portion of such Warrant is exercised, agrees to make such written representations to the Company as the Company may request, in order that the Company may be satisfied that such exercise of the Warrant and consequent issuance of Common Stock will not violate the registration and prospectus delivery requirements of the Act, or other applicable state securities laws.

6.           Maximum Exercise.  The Holder shall not be entitled to exercise this Warrant on an exercise date, in connection with that number of shares of Common Stock which would be in excess of the sum of (i) the number of shares of Common Stock beneficially owned by the Holder and its affiliates on an exercise date, and (ii) the number of shares of Common Stock issuable upon the exercise of this Warrant with respect to which the determination of this limitation is being made on an exercise date, which would result in beneficial ownership by the Holder and its affiliates of more than 4.99% of the outstanding shares of Common Stock on such date. For the purposes of the immediately preceding sentence, beneficial ownership shall be determined in accordance with Section 13(d) of the Securities Exchange Act of 1934, as amended, and Regulation 13d-3 thereunder.  Subject to the foregoing, the Holder shall not be limited to aggregate exercises which would result in the issuance of more than 4.99%.

7.          Loss or Mutilation. Upon receipt by the Company of evidence satisfactory to it (in the exercise of reasonable discretion) of the ownership of and the loss, theft, destruction or mutilation of any Warrant and (in the case of loss, theft or destruction) of indemnity satisfactory to it (in the exercise of reasonable discretion), and (in the case of mutilation) upon surrender and cancellation thereof, the Company will execute and deliver in lieu thereof a new Warrant of like tenor.

8.             Notices.  Any notice, demand, request, waiver or other communication required or permitted to be given hereunder shall be in writing and shall be effective upon the earlier of:  (i) the business day of transmission by telecopy, facsimile or electronic mail transmission at the address, facsimile number or electronic mail address designated below (if delivered prior to 5:00 p.m. Eastern Standard Time on such business day), (ii) the first business day following such delivery (if delivered after 5:00 p.m. Eastern Standard Time on such business day); or (iii) on the first business day following the date of sending by any nationally recognized courier or package delivery service. The addresses for such communications shall be:

If to the Company, to: Tactical Air Defense Services, Inc. 123 West Nye Lane, Suite 517 Carson City, Nevada 89706 Attn: Alexis C. Korybut, CEO E-mail: alexis@korybut.com	If to Holder, to: Cornucopia, Ltd. Butterfield Square, Leeward Highway Providenciales, Turks and Caicos Islands, BVI Attn: Helena Houdova, Director E-mail:

9.           Modification.  This Warrant may be amended only in a writing executed by both the Company and the Holder.

10.           Assignment.  The Warrant and any shares convertible thereunder may not be assigned by the Holder without the express written consent of the Company.

11.           Governing Law.  The subject matter of this Warrant shall be governed by and construed in accordance with the laws of the State of Florida (without reference to its choice of law principles), and to the exclusion of the law of any other forum, without regard to the jurisdiction in which any action or special proceeding may be instituted.  THE COMPANY HERETO AGREES TO SUBMIT TO THE PERSONAL JURISDICTION AND VENUE OF THE STATE COURTS LOCATED IN PALM BEACH COUNTY, FLORIDA, FOR RESOLUTION OF ALL DISPUTES ARISING OUT OF, IN CONNECTION WITH, OR BY REASON OF THE INTERPRETATION, CONSTRUCTION, AND ENFORCEMENT OF THIS WARRANT, AND HEREBY WAIVES THE CLAIM OR DEFENSE THEREIN THAT SUCH COURTS CONSTITUTE AN INCONVENIENT FORUM.  AS A MATERIAL INDUCEMENT FOR THIS WARRANT, EACH PARTY SPECIFICALLY WAIVES THE RIGHT TO TRIAL BY JURY OF ANY ISSUES SO TRIABLE.   If it becomes necessary for the either party to institute legal action to enforce the terms and conditions of this Warrant, the prevailing party shall be awarded reasonable attorneys fees, expenses and costs.

12.           Execution of the Warrant.  The parties executing this Warrant have the requisite corporate power and authority to enter into and carry out the terms and conditions of this Warrant, as well as all transactions contemplated hereunder. All corporate proceedings have been taken and all corporate authorizations and approvals have been secured which are necessary to authorize the execution, delivery and performance of this Warrant. This Warrant has been duly and validly executed and delivered by the Company and constitutes a valid and binding obligation, enforceable in accordance with the respective terms herein. Upon delivery of this Warrant, this Warrant will constitute the valid and binding obligations of Company, and will be enforceable in accordance with its respective terms.

***SIGNATURE PAGE FOLLOWS***

SIGNATURE PAGE

IN WITNESS WHEREOF, the Company has caused this Warrant to be signed by its duly authorized officer as April 25, 2011.

TACTICAL AIR DEFENSE SERVICES, INC.

                         /s/ Alexis C. Korybut

______________________________________
By: Alexis C. Korybut
Its: Chief Executive Officer

A FACSIMILE COPY OF THIS AGREEMENT SHALL HAVE THE SAME LEGAL EFFECT AS AN ORIGINAL OF THE SAME.

EXHIBIT A

FORM OF SUBSCRIPTION
(to be signed only on exercise of Warrant)
TO:  Tactical Air Defense Services, Inc.
The undersigned, pursuant to the provisions set forth in the attached Warrant A-100, hereby elects to purchase:

_________________ shares of the Common Stock covered by such Warrant A-100.
The undersigned herewith makes payment of the full purchase price for such shares at the price per share provided for in such Warrant A-100, which is $0.00075, resulting in a total payment of $_____________
The undersigned requests that the certificates for such shares be issued as follows:

Shares to be issued in the name of:___________________________

To be delivered to the following address:

_______________________________________

_______________________________________

If said number of Warrants exercised shall not be all the Warrants evidenced by the within Warrant Certificate, issue a new Warrant Certificate for the remaining balance of Warrants to the undersigned at the address stated above.

Name of Holder:                                ______________________________________________
(Please Print)

Signature:                                ______________________________________________

Date:                                ______________________________________________